Exhibit 99.2

October 28, 2008 Third Quarter Results

10/28/2008 2 Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s Form 10-K filing with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

10/28/2008 3 Where to Find Materials/Archives A replay of the conference call will be available through November 12, 2008 at (800) 475-6701 in the U.S., access code: 960105, and internationally at (320) 365-3844, access code: 960105. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

10/28/2008 4 Agenda Yr 2008 Third Quarter and Year-to-Date Results Financial Summary Summary Appendices Note: All ’08 and ’07 data, other than as noted, for continuing operations only.

10/28/2008 5 Yr 2008 Third Quarter and Year-to-Date Results

10/28/2008 6 Third Quarter Highlights Solid third quarter performance. Achieved net sales growth of 15.4% including 4.8% price increase; Adjusted EBITDA was $163.2M, up 12.2% vs. third quarter ‘07. On a constant currency basis, net sales growth was 10.4% and Adjusted EBITDA growth was 5.9% vs. third quarter ‘07. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics. Slowdown in construction-related businesses in the US and parts of Europe negatively impacted results in Performance Additives. Market conditions, including pricing pressure and current industry overcapacity, have continued to negatively impact the Titanium Dioxide business. Adjusted EBITDA margin decreased to 18.5% due to unfavorable performance in Performance Additives and Titanium Dioxide Pigments. Net debt to LTM Adjusted EBITDA ratio of 3.20x (3.77x for covenant calculation purposes). In August 2008, Rockwood completed the acquisition of Holliday Pigments and in September the acquisition of Nalco’s Surface Treatment business as well as the venture with Kemira Oyj. In October 2008, Rockwood completed the sale of the Pool and Spa Chemicals business.

10/28/2008 7 Year-to-Date Highlights Solid first nine months performance. Achieved net sales growth of 16.1% including 3.3% price increase; Adjusted EBITDA was $507.5M, up 13.0% vs. first nine months ‘07. On a constant currency basis, net sales growth was 8.2% and Adjusted EBITDA growth was 4.1% vs. first nine months ‘07. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics. Slowdown in construction-related businesses in the US and parts of Europe negatively impacted results in Performance Additives. Market conditions, including pricing pressure and current industry overcapacity, have continued to negatively impact the Titanium Dioxide business. Adjusted EBITDA margin decreased to 19.2% due to unfavorable performance in Performance Additives and Titanium Dioxide Pigments.

Yr 2008 Third Quarter and Year-to-Date Summary

($M) , except EPS	Third Quarter				Year-to-Date			
			% Change				% Change	
	Yr 2008	Yr 2007	Total	Constant Currency [b]	Yr 2008	Yr 2007	Total	Constant Currency [b]
Continuing Operations:								
Net Sales	880.8	763.1	*15.4%*	*10.4%*	2,647.8	2,281.1	*16.1%*	*8.2%*
Adjusted EBITDA [a]	163.2	145.5	*12.2%*	*5.9%*	507.5	449.3	*13.0%*	*4.1%*
Adj. EBITDA Margin	*18.5%*	*19.1%*	*(0.6) ppt*		*19.2%*	*19.7%*	*(0.5) ppt*	
Incl. Discontinued Operations:								
Net Sales	900.4	778.8	*15.6%*	*10.7%*	2,699.8	2,329.2	*15.9%*	*8.2%*
Adjusted EBITDA [a]	165.9	147.7	*12.3%*	*6.2%*	512.6	455.2	*12.6%*	*3.9%*
Adj. EBITDA Margin	*18.4%*	*19.0%*	*(0.6) ppt*		*19.0%*	*19.5%*	*(0.5) ppt*	
Net Income - as reported	(4.8)	19.2	*(125.0%)*		99.5	66.8	*49.0%*	
EPS (Diluted) - as reported	(0.06)	0.25	*(124.8%)*		1.30	0.88	*47.7%*	
Net Income - as adjusted [d]	34.7	26.3	*31.9%*		129.6	87.4	*48.3%*	
EPS (Diluted) - as adjusted [c] [d]	0.45	0.34	*31.1%*		1.69	1.15	*47.0%*	

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.
(b) Based on constant currencies. See Appendices.
(c) For the third quarter, Yr 2008 based on share count of 76,867; Yr 2007 based on share count of 76,383.
For the first nine months, Yr 2008 based on share count of 76,795; Yr 2007 based on share count of 76,155.
(d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices.

10/28/2008

ROCKWOOD HOLDINGS, INC.

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10/28/2008 9 Net Sales Growth Third Quarter Year-to-Date ($M) Net Sales % Change ($M) Net Sales % Change Yr 2008 Qtr 3 880.8 Yr 2008 YTD 2,647.8 Yr 2007 Qtr 3 763.1 Yr 2007 YTD 2,281.1 Change 117.7 15.4% Change 366.7 16.1% Due to (Approx.): Due to (Approx.): Pricing 36.4 4.8% Pricing 76.0 3.3% Currency 38.5 5.0% Currency 179.2 7.9% Volume/Mix 1 42.8 5.6% Volume/Mix 1 111.5 4.9% 1 Volume growth driven by bolt-on-acquisitions and by the venture with Kemira

10/28/2008 10 Results By Segment – Third Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q3 2008 Q3 2007 Total Constant Currency (b) Q3 2008 % Sales Q3 2007 % Sales Total Constant Currency (b) Specialty Chemicals 319.5 261.4 22.2% 15.7% 78.8 24.7% 58.2 22.3% 35.4% 29.4% Performance Additives 223.2 203.7 9.6% 8.6% 28.6 12.8% 40.8 20.0% (29.9%) (31.4%) Titanium Dioxide Pigments 140.6 113.8 23.6% 15.0% 23.9 17.0% 21.8 19.2% 9.6% 1.8% Advanced Ceramics 126.4 111.7 13.2% 4.0% 38.1 30.1% 30.7 27.5% 24.1% 13.0% Specialty Compounds 68.6 69.8 (1.7%) (0.7%) 7.9 11.5% 7.8 11.2% 1.3% 0.0% Corporate and Other 2.5 2.7 (7.4%) (14.8%) (14.1) (13.8) (2.2%) (0.7%) Total Rockwood - continuing operations $880.8 $763.1 15.4% 10.4% $163.2 18.5% $145.5 19.1% 12.2% 5.9% Disc. Operations - Pool & Spa Chemicals 19.6 15.7 24.8% 24.8% 2.7 13.8% 2.2 14.0% 22.7% 22.7% Total Rockwood $900.4 $778.8 15.6% 10.7% $165.9 18.4% $147.7 19.0% 12.3% 6.2% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currenc ies. See Appendices.

10/28/2008 11 Results By Segment – Year-to-Date @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) YTD 2008 YTD 2007 Total Constant Currency (b) YTD 2008 % Sales YTD 2007 % Sales Total Constant Currency (b) Specialty Chemicals 966.7 800.2 20.8% 11.3% 241.425.0% 192.8 24.1% 25.2% 17.0% Performance Additives 676.8 590.8 14.6% 12.1% 99.5 14.7% 119.5 20.2% (16.7%) (19.2%) Titanium Dioxide Pigments 380.8 334.7 13.8% 1.4% 60.2 15.8% 60.9 18.2% (1.1%) (11.7%) Advanced Ceramics 404.9 335.8 20.6% 7.4% 121.5 30.0% 92.2 27.5% 31.8% 15.8% Specialty Compounds 210.8 210.2 0.3% (0.5%) 26.7 12.7% 25.4 12.1% 5.1% 3.1% Corporate and Other 7.8 9.4 (17.0%) (26.6%) (41.8) (41.5) (0.7%) 1.4% Total Rockwood - continuing operations $2,647.8 $2,281.1 16.1% 8.2% $507.5 19.2% $449.3 19.7% 13.0% 4.1% Disc. Operations - Pool & Spa Chemicals 52.0 48.1 8.1% 8.1% 5.1 9.8% 5.9 12.3% (13.6%) (13.6%) Total Rockwood $2,699.8 $2,329.2 15.9% 8.2% $512.6 19.0% $455.2 19.5% 12.6% 3.9% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

10/28/2008 12 Specialty Chemicals Fine Chemicals improvement driven by strong pricing and volumes of lithium products. Surface Treatment favorably impacted by - increased volumes, particularly in general industrial applications - higher selling prices - bolt-on-acquisitions. In both businesses improved results were partially offset by higher raw material costs. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b) Yr 2008 Yr 2007 Total Constant Currency (b) Third Quarter 319.5 261.4 22.2% 15.7% 78.8 58.2 35.4% 29.4% Adj. EBITDA Margin 24.7% 22.3% 2.4 ppt Year-to-Date 966.7 800.2 20.8% 11.3% 241.4 192.8 25.2% 17.0% Adj. EBITDA Margin 25.0% 24.1% 0.9 ppt

10/28/2008 13 Performance Additives Net Sales growth primarily from the acquisition of the global color pigments business of Elementis plc, while Adjusted EBITDA declined mainly as a result of lower volumes of construction-related products. - Color Pigments’ acquisition of Elementis had a favorable impact on net sales and Adjusted EBITDA. - Color Pigments and Timber Treatment were negatively impacted by lower volumes in the construction related business primarily in North America. - Higher raw material costs had a negative impact on Adjusted EBITDA. - Increased selling prices in the Color Pigments and Clay-based Additives businesses favorably impacted results. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b) Yr 2008 Yr 2007 Total Constant Currency (b) Third Quarter 223.2 203.7 9.6% 8.6% 28.6 40.8 (29.9%) (31.4%) Adj. EBITDA Margin 12.8% 20.0% (7.2) ppt Year-to-Date 676.8 590.8 14.6% 12.1% 99.5 119.5 (16.7%) (19.2%) Adj. EBITDA Margin 14.7% 20.2% (5.5) ppt

10/28/2008 14 Titanium Dioxide Pigments Net sales and Adjusted EBITDA declined excluding the impact of the venture with Kemira, which was completed on September 1st. Market conditions, including pricing pressure and current industry overcapacity, have continued to negatively impact this segment. Lower volumes for titanium dioxide products, primarily commodity grade, as well as higher energy costs, mainly for natural gas, had a significant effect on Adjusted EBITDA. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b) Yr 2008 Yr 2007 Total Constant Currency (b) Third Quarter 140.6 113.8 23.6% 15.0% 23.9 21.8 9.6% 1.8% Adj. EBITDA Margin 17.0% 19.2% (2.2) ppt Year-to-Date 380.8 334.7 13.8% 1.4% 60.2 60.9 (1.1%) (11.7%) Adj. EBITDA Margin 15.8% 18.2% (2.4) ppt

10/28/2008 15 Advanced Ceramics Strong performance mainly driven by increased volumes of medical products and cutting tool applications. Continued improvements in productivity favorably impacted margins. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b) Yr 2008 Yr 2007 Total Constant Currency (b) Third Quarter 126.4 111.7 13.2% 4.0% 38.1 30.7 24.1% 13.0% Adj. EBITDA Margin 30.1% 27.5% 2.6 ppt Year-to-Date 404.9 335.8 20.6% 7.4% 121.5 92.2 31.8% 15.8% Adj. EBITDA Margin 30.0% 27.5% 2.5 ppt

10/28/2008 16 Specialty Compounds Net sales were down slightly due to lower volumes in wire and cable applications. Adjusted EBITDA was negatively impacted by higher raw material costs, primarily for polyvinyl chloride resin and plasticizer, and lower volumes, offset by higher selling prices and proactive restructuring measures and the closure of a U.K. facility. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b) Yr 2008 Yr 2007 Total Constant Currency (b) Third Quarter 68.6 69.8 (1.7%) (0.7%) 7.9 7.8 1.3% 0.0% Adj. EBITDA Margin 11.5% 11.2% 0.3 ppt Year-to-Date 210.8 210.2 0.3% (0.5%) 26.7 25.4 5.1% 3.1% Adj. EBITDA Margin 12.7% 12.1% 0.6 ppt

10/28/2008 17 Financial Summary

Yr 2008 Third Quarter and Year-to-Date Summary

($M) , except EPS	Third Quarter				Year-to-Date			
			% Change				% Change	
	Yr 2008	Yr 2007	Total	Constant Currency (b)	Yr 2008	Yr 2007	Total	Constant Currency (b)
Continuing Operations:								
Net Sales	880.8	763.1	*15.4%*	*10.4%*	2,647.8	2,281.1	*16.1%*	*8.2%*
Adjusted EBITDA (a)	163.2	145.5	*12.2%*	*5.9%*	507.5	449.3	*13.0%*	*4.1%*
Adj. EBITDA Margin	*18.5%*	*19.1%*	*(0.6) ppt*		*19.2%*	*19.7%*	*(0.5) ppt*	
Incl. Discontinued Operations:								
Net Sales	900.4	778.8	*15.6%*	*10.7%*	2,699.8	2,329.2	*15.9%*	*8.2%*
Adjusted EBITDA (a)	165.9	147.7	*12.3%*	*6.2%*	512.6	455.2	*12.6%*	*3.9%*
Adj. EBITDA Margin	*18.4%*	*19.0%*	*(0.6) ppt*		*19.0%*	*19.5%*	*(0.5) ppt*	
Net Income - as reported	(4.8)	19.2	*(125.0%)*		99.5	66.8	*49.0%*	
EPS (Diluted) - as reported	(0.06)	0.25	*(124.8%)*		1.30	0.88	*47.7%*	
Net Income - as adjusted (d)	34.7	26.3	*31.9%*		129.6	87.4	*48.3%*	
EPS (Diluted) - as adjusted (c) (d)	0.45	0.34	*31.1%*		1.69	1.15	*47.0%*	

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.
(b) Based on constant currencies. See Appendices.
(c) For the third quarter, Yr 2008 based on share count of 76,867; Yr 2007 based on share count of 76,383.
For the first nine months, Yr 2008 based on share count of 76,795; Yr 2007 based on share count of 76,155.
(d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices.

10/28/2008

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10/28/2008 19 Results By Segment – Third Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q3 2008 Q3 2007 Total Constant Currency (b) Q3 2008 % Sales Q3 2007 % Sales Total Constant Currency (b) Specialty Chemicals 319.5 261.4 22.2% 15.7% 78.8 24.7% 58.2 22.3% 35.4% 29.4% Performance Additives 223.2 203.7 9.6% 8.6% 28.6 12.8% 40.8 20.0% (29.9%) (31.4%) Titanium Dioxide Pigments 140.6 113.8 23.6% 15.0% 23.9 17.0% 21.8 19.2% 9.6% 1.8% Advanced Ceramics 126.4 111.7 13.2% 4.0% 38.1 30.1% 30.7 27.5% 24.1% 13.0% Specialty Compounds 68.6 69.8 (1.7%) (0.7%) 7.9 11.5% 7.8 11.2% 1.3% 0.0% Corporate and Other 2.5 2.7 (7.4%) (14.8%) (14.1) (13.8) (2.2%) (0.7%) Total Rockwood - continuing operations $880.8 $763.1 15.4% 10.4% $163.2 18.5% $145.5 19.1% 12.2% 5.9% Disc. Operations - Pool & Spa Chemicals 19.6 15.7 24.8% 24.8% 2.7 13.8% 2.2 14.0% 22.7% 22.7% Total Rockwood $900.4 $778.8 15.6% 10.7% $165.9 18.4% $147.7 19.0% 12.3% 6.2% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currenc ies. See Appendices.

10/28/2008 20 Results By Segment – Year-to-Date @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) YTD 2008 YTD 2007 Total Constant Currency (b) YTD 2008 % Sales YTD 2007 % Sales Total Constant Currency (b) Specialty Chemicals 966.7 800.2 20.8% 11.3% 241.4 25.0% 192.8 24.1% 25.2% 17.0% Performance Additives 676.8 590.8 14.6% 12.1% 99.5 14.7% 119.5 20.2% (16.7%) (19.2%) Titanium Dioxide Pigments 380.8 334.7 13.8% 1.4% 60.2 15.8% 60.9 18.2% (1.1%) (11.7%) Advanced Ceramics 404.9 335.8 20.6% 7.4% 121.5 30.0% 92.2 27.5% 31.8% 15.8% Specialty Compounds 210.8 210.2 0.3% (0.5%) 26.7 12.7% 25.4 12.1% 5.1% 3.1% Corporate and Other 7.8 9.4 (17.0%) (26.6%) (41.8) (41.5) (0.7%) 1.4% Total Rockwood - continuing operations $2,647.8 $2,281.1 16.1% 8.2% $507.5 19.2% $449.3 19.7% 13.0% 4.1% Disc. Operations - Pool & Spa Chemicals 52.0 48.1 8.1% 8.1% 5.1 9.8% 5.9 12.3% (13.6%) (13.6%) Total Rockwood $2,699.8 $2,329.2 15.9% 8.2% $512.6 19.0% $455.2 19.5% 12.6% 3.9% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

10/28/2008 21 Income Statement - Reported Groupe Novasep / Electronics / Pool & Spa Chem. ($M) Third Quarter Year-to-Date Yr 2008 Yr 2007 Yr 2008 Yr 2007 Net Sales 880.8 763.1 2,647.8 2,281.1 Gross Profit 257.5 237.3 813.3 731.9 Gross Profit % 29.2% 31.1% 30.7% 32.1% Operating Income 86.5 85.7 296.7 286.6 Operating Income % 9.8% 11.2% 11.2% 12.6% Interest Expense 1 (56.3) (57.0) (139.7) (158.6) Interest Income 0.6 1.7 4.2 10.1 Foreign Exchange (Loss) Gain 2 (26.5) 7.8 (12.2) 11.3 Loss on early extinguishment of debt - - - (18.6) Other 0.2 (0.1) 0.7 (1.0) Income - Cont. Ops. before Taxes and Min. Interest $4.5 $38.1 $149.7 $129.8 Income Tax Provision 10.3 16.1 50.6 56.8 Net Income - Cont. Op. before Minority Interest $(5.8) $22.0 $99.1 $73.0 Minority Interest in Continuing operations 1.0 (2.8) 0.4 (6.2) Net Income - Continuing Operations $(4.8) $19.2 $99.5 $66.8 Discontinued Operations, net of tax 1.5 5.5 2.9 131.2 Net Income - Reported $(3.3) $24.7 $102.4 $198.0 1 Interest Expense includes: Interest Expense on debt (43.9) (41.4) (125.8) (136.3) Mark-to market gains (losses) on interest rate swaps (10.0) (13.4) (6.8) (15.4) Deferred financing costs (2.4) (2.2) (7.1) (6.9) Total (56.3) (57.0) (139.7) (158.6) 2 Impact related to non-operating euro-denominated transactions

10/28/2008 22 Tax Rate Reconciliation ($M) Income from cont. ops. before taxes and min. interest Income tax provision Income from cont. ops. before taxes and min. interest Income tax provision Income from cont. ops. before taxes and min. interest / Income tax provision - as reported $4.5 $10.3 $149.7 $50.6 Tax Rate % 229% 34% Mark-to-Market of Swap (Gain)/Loss 1 10.0 (0.5) 6.8 0.3 FX (Gain)/Loss on debt 2 26.5 (3.3) 12.2 (5.3) Acquisition-related expenses 12.2 3.9 19.1 4.9 Tax allocation from disc.op./other comprehensive income 7.5 7.9 All Other (1.3) 0.3 0.4 0.6 Income from cont. ops. before taxes and min. interest / Income tax provision - as adjusted $51.9 $18.2 $188.2 $59.0 Tax Rate % 35% 31% 1 MTM Gains/Losses in t he US are not tax effected because of valuation allowances. 2 Tax provision on FX Gain/Loss is impacted by a permanent difference in a UK subsidiary. Third Quarter 2008 Year-to-Date 2008

Reconciliation of Net Income to Adjusted EBITDA

($M)	Third Quarter 2008	Third Quarter 2007	Year-to-Date 2008	Year-to-Date 2007
Net income	**(3.3)**	**24.7**	**102.4**	**198.0**
Discontinued operations, net of tax	(1.5)	(5.5)	(2.9)	(131.2)
Net income from continuing operations	**(4.8)**	**19.2**	**99.5**	**66.8**
Income tax provision	10.3	16.1	50.6	56.8
Minority interest in continuing operations	(1.0)	2.8	(0.4)	6.2
Income from continuing operations before taxes and minority interest	**4.5**	**38.1**	**149.7**	**129.8**
Interest expense, net	55.7	55.3	135.5	148.5
Depreciation and amortization	65.6	52.6	190.6	152.6
Sub-Total	**125.8**	**146.0**	**475.8**	**430.9**
Loss on early extinguishment of debt	-	-	-	18.6
Foreign exchange loss (gain), net	26.5	(7.8)	12.2	(11.3)
Acquisition-related expenses [(a)]	12.2	5.5	19.1	8.4
Restructuring charges, net	1.6	2.7	1.6	7.9
(Gain) on sale of assets and other	(2.7)	(0.1)	(1.8)	(5.3)
All Other	(0.2)	(0.8)	0.6	0.1
Adjusted EBITDA - continuing operations	**$163.2**	**$145.5**	**$507.5**	**$449.3**
Disc. Operations - Pool & Spa Chemicals	2.7	2.2	5.1	5.9
Total Adjusted EBITDA	**$165.9**	**$147.7**	**$512.6**	**$455.2**

(a) Primarily related to inventory write-up reversals, in-process research and development and integration costs related to the Kemira venture formation, as well as the Holliday Pigments and Elementis acquisitions in the Performance Additives segment and other acquisitions.

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10/28/2008 24 Earnings Per Share Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS Net Income / EPS - as reported $(4.8) $(0.06) $99.5 $1.30 Non-recurring items (net of tax): FX Loss on financing activities 29.8 0.39 17.5 0.23 Mark-to-market of Swap Loss 10.5 0.14 6.5 0.08 Acquisition-related expenses 8.3 0.10 14.2 0.18 Restructuring 1.2 0.01 1.1 0.01 Tax allocation to income from disc.ops./ other comprehensive income (7.5) (0.10) (7.9) (0.10) Gain on sale of assets (2.6) (0.03) (1.9) (0.02) Other (0.2) (0.00) 0.6 0.01 Net Income / EPS - as adjusted 1 $34.7 $0.45 $129.6 $1.69 1 Based on the share count of 76,867 for the third quarter 2008 and 76,795 for the first nine months 2008. Year-to-Date 2008 Third Quarter 2008

10/28/2008 25 Consolidated Net Debt (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. LTM Adj. EBITDA including bolt-on-acquisitions and the TiO2 venture on a proforma basis as well as estimated synergies related to the acquisition of Nalco ST, Holliday and the TiO2 venture. (b) Covenant ratio calculated under senior credit agreement for Rockwood Specialties Group, Inc is 3.77x, which specifies maximum level of cash at $100M and converts Euro denominated debt at average Euro-rate during LTM period. ($M) 12/31/2007 Leverage 03/31/2008 Leverage 06/30/2008 Leverage 09/30/2008 Leverage Balance Sheet FX-Rate 1.46 1.58 1.58 1.41 LTM Adj EBITDA (a) $626.5 $645.4 $663.1 $756.4 Cash (350.1) -0.56 x (298.1) -0.46 x (341.5) -0.52 x (410.3) -0.54 x Revolver - 0 x - 0 x - 0 x - 0 x Rockwood Term Loans 1,736.6 2.77 x 1,752.2 2.71 x 1,750.8 2.64 x 1,650.9 2.18 x Sachtleben JV Term Loan 352.3 0.47 x Assumed Debt 97.7 0.16 x 100.0 0.15 x 97.8 0.15 x 102.2 0.14 x Net Sr. Debt $1,484.2 2.36 x $1,554.1 2.40 x $1,507.1 2.27 x $1,695.1 2.24 x Sr. Sub.Notes 2014 747.1 1.19 x 792.0 1.23 x 790.8 1.19 x 728.5 0.96 x Net Debt (b) $2,231.3 3.56 x $2,346.1 3.63 x $2,297.9 3.47 x $2,423.6 3.20 x

10/28/2008 26 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep -07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 Net Debt / LTM Adjusted EBITDA Note: LTM Adj. EBITDA including bolt-on-acquisitions on a proforma basis.

10/28/2008 27 Free Cash Flow ($M) Third Quarter 2008 Year-to-Date 2008 Adjusted EBITDA $163.2 $507.5 WC Change (a) 18.3 (102.8) Cash Taxes (b) (12.8) (36.4) Cash Interest (c) (43.3) (121.6) Cash From Operating Activities $125.4 $246.7 CAPEX (d) (51.5) (154.6) Free Cash Flow $73.9 $92.1 Disc. Operations - Pool & Spa Chemicals 8.6 11.2 Free Cash Flow - Total $82.5 $103.3 (a) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision minus deferred income tax. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) CAPEX net of proceeds on sale of property, plant and equipment.

10/28/2008 28 Estimated 2008 Metrics ($M) Year-to-Date '08 Actual FY 2008 Estimate Total D&A 191 256 Total Interest Expense (ex MTM) 129 175 Minority Interest 0 (1) Tax Rate (as adjusted) 31% 34% Share Count 76,795 76,890 Includes 9 months of the Pool & Spa Chemicals business

10/28/2008 29 Covenant Net Debt Rockwood LTM reported Adj EBITDA is calculated at monthly average fx-rates. For covenant calculation purposes the LTM Adj EBITDA has to be adjusted for • the proforma Adj EBITDA of acquired businesses ($52.0M) • the estimated synergies of acquired businesses ($32.6M) • the Adj EBITDA and cash distributions of the unrestricted subsidiaries, e.g. Viance ($-2.9M). Reported consolidated Net Debt is calculated using end of period fx-rates. For covenant calculation purposes Net Debt is calculated with an average Euro-rate during the LTM period for the Euro denominated debt (fx effect +$103.6M) and only considers a maximum level of cash of $100M. as reported Adjustments covenant ($M) 09/30/2008 09/30/2008 09/30/2008 Leverage EUR FX-Rate 1.41 1.50 LTM Adj EBITDA $671.8 $81.7 $753.5 Cash (100.0) - (100.0) -0.13 x Debt 2,833.9 103.6 2,937.5 3.90 x Net Debt $2,733.9 $103.6 $2,837.5 3.77 x Net Debt adj. (a) $2,423.6 $103.6 $2,527.2 3.35 x (a) includes total cash of $410.3M

10/28/2008 30 Appendices

Reconciliation of Net Income to Adjusted EBITDA

($M)	Third Quarter 2008	Third Quarter 2007	Year-to-Date 2008	Year-to-Date 2007
Net income	**(3.3)**	**24.7**	**102.4**	**198.0**
Income from discontinued operations, net of tax	(1.5)	(5.5)	(2.9)	(15.6)
Gain on sale of discontinued operations, net of tax	-	-	-	(115.7)
Minority interest in discontinued operations	-	-	-	0.1
Net income from continuing operations	**(4.8)**	**19.2**	**99.5**	**66.8**
Income tax provision	10.3	16.1	50.6	56.8
Minority interest in continuing operations	(1.0)	2.8	(0.4)	6.2
Income from continuing operations before taxes and minority interest	**4.5**	**38.1**	**149.7**	**129.8**
Interest expense	56.3	57.0	139.7	158.6
Interest income	(0.6)	(1.7)	(4.2)	(10.1)
Depreciation and amortization	65.6	52.6	190.6	152.6
Acquisition-related expenses [(a)]	12.2	5.5	19.1	8.4
Restructuring charges, net	1.6	2.7	1.6	7.9
Loss on early extinguishment of debt	-	-	-	18.6
Refinancing expenses	-	-	-	0.9
(Gain) on sale of assets and other	(2.7)	(0.1)	(1.8)	(5.3)
Foreign exchange loss (gain), net	26.5	(7.8)	12.2	(11.3)
Other	(0.2)	(0.8)	0.6	(0.8)
Adjusted EBITDA - continuing operations	**$163.2**	**$145.5**	**$507.5**	**$449.3**
Discontinued Operations - Pool & Spa Chemicals	2.7	2.2	5.1	5.9
Total Adjusted EBITDA	**$165.9**	**$147.7**	**$512.6**	**$455.2**

Groupe Novasep / Electronics / Pool & Spa Chem.

(a) Primarily related to inventory write-up reversals, in-process research and development and integration costs related to the Kemira venture formation, as well as the Holliday Pigments and Elementis acquisitions in the Performance Additives segment and other acquisitions.

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Reconciliation of Pre-Tax Income to Adjusted EBITDA - Third Quarter

($M) Third Quarter 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and Others	Consolidated
Income (loss) before taxes and minority interest	**44.5**	**(5.2)**	**(1.5)**	**17.0**	**2.5**	**(52.8)**	**4.5**
Interest expense	14.6	7.8	8.6	8.5	2.3	14.5	56.3
Interest income	1.0	1.0	(0.1)	0.1	(0.1)	(2.5)	(0.6)
Depreciation and amortization	17.8	17.2	14.3	11.8	2.6	1.9	65.6
Acquisition-related expenses	0.9	7.0	2.8	0.1	0.6	0.8	12.2
Restructuring charges, net	0.4	0.4	-	0.4	-	0.4	1.6
Loss (Gain) on sale of assets and other	(0.5)	-	-	0.1	-	(2.3)	(2.7)
Foreign exchange loss (gain), net	0.3	0.3	(0.1)	0.2	-	25.8	26.5
Other	(0.2)	0.1	(0.1)	(0.1)	-	0.1	(0.2)
Adjusted EBITDA - continuing operations	**$78.8**	**$28.6**	**$23.9**	**$38.1**	**$7.9**	**$(14.1)**	**$163.2**
Disc. Operations - Pool & Spa Chemicals	-	2.7	-	-	-	-	2.7
Total Adjusted EBITDA	**$78.8**	**$31.3**	**$23.9**	**$38.1**	**$7.9**	**$(14.1)**	**$165.9**

Third Quarter 2007	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and Others	Consolidated
Income (loss) before taxes and minority interest	**34.9**	**15.7**	**3.4**	**11.4**	**3.0**	**(30.3)**	**38.1**
Interest expense	11.5	6.9	8.0	8.6	2.3	19.7	57.0
Interest income	(1.2)	(0.1)	0.1	(0.1)	(0.3)	(0.1)	(1.7)
Depreciation and amortization	13.5	14.4	10.2	10.1	2.9	1.5	52.6
Acquisition-related expenses	-	3.0	0.4	0.5	(0.1)	1.7	5.5
Restructuring charges, net	1.4	0.7	-	0.5	-	0.1	2.7
Loss (Gain) on sale of assets and other	(0.4)	0.2	0.1	-	-	-	(0.1)
Foreign exchange loss (gain), net	(0.6)	(0.2)	(0.4)	(0.3)	-	(6.3)	(7.8)
Other	(0.9)	0.2	-	-	-	(0.1)	(0.8)
Adjusted EBITDA - continuing operations	**$58.2**	**$40.8**	**$21.8**	**$30.7**	**$7.8**	**$(13.8)**	**$145.5**
Disc. Operations - Pool & Spa Chemicals	-	2.2	-	-	-	-	2.2
Total Adjusted EBITDA	**$58.2**	**$43.0**	**$21.8**	**$30.7**	**$7.8**	**$(13.8)**	**$147.7**

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Reconciliation of Pre-Tax Income to Adjusted EBITDA – Year-to-Date

($M) Year-to-Date 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and Others	Consolidated
Income (loss) before taxes and minority interest	**148.7**	**13.1**	**(9.0)**	**59.2**	**10.8**	**(73.1)**	**149.7**
Interest expense	41.0	22.6	26.6	26.4	6.9	16.2	139.7
Interest income	(0.9)	1.1	(0.1)	(0.1)	(0.4)	(3.8)	(4.2)
Depreciation and amortization	51.0	50.9	39.3	35.6	8.3	5.5	190.6
Acquisition-related expenses	2.4	10.8	2.8	0.8	1.1	1.2	19.1
Restructuring charges, net	0.4	0.4	-	0.4	-	0.4	1.6
Loss (Gain) on sale of assets and other	(0.5)	-	0.8	0.2	-	(2.3)	(1.8)
Foreign exchange loss (gain), net	-	0.1	(0.1)	(0.9)	-	13.1	12.2
Other	(0.7)	0.5	(0.1)	(0.1)	-	1.0	0.6
Adjusted EBITDA - continuing operations	**$241.4**	**$99.5**	**$60.2**	**$121.5**	**$26.7**	**$(41.8)**	**$507.5**
Disc. Operations - Pool & Spa Chemicals	-	5.1	-	-	-	-	5.1
Total Adjusted EBITDA	**$241.4**	**$104.6**	**$60.2**	**$121.5**	**$26.7**	**$(41.8)**	**$512.6**

Year-to-Date 2007	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and Others	Consolidated
Income (loss) before taxes and minority interest	**125.6**	**61.5**	**6.3**	**35.3**	**9.0**	**(107.9)**	**129.8**
Interest expense	30.5	11.7	23.9	25.2	7.0	60.3	158.6
Interest income	(2.9)	(0.6)	-	(0.1)	(0.5)	(6.0)	(10.1)
Depreciation and amortization	39.9	40.4	29.9	29.8	8.4	4.2	152.6
Acquisition-related expenses	(0.3)	3.5	1.1	1.5	0.4	2.2	8.4
Restructuring charges, net	1.9	1.0	-	0.9	-	4.1	7.9
Loss on early extinguishment of debt	-	1.4	-	-	1.1	16.1	18.6
Refinancing expenses	-	-	-	-	-	0.9	0.9
Loss (Gain) on sale of assets and other	(0.4)	0.3	0.1	-	-	(5.3)	(5.3)
Foreign exchange loss (gain), net	(0.3)	(0.2)	(0.4)	(0.4)	-	(10.0)	(11.3)
Other	(1.2)	0.5	-	-	-	(0.1)	(0.8)
Adjusted EBITDA - continuing operations	**$192.8**	**$119.5**	**$60.9**	**$92.2**	**$25.4**	**$(41.5)**	**$449.3**
Disc. Operations - Pool & Spa Chemicals	-	5.9	-	-	-	-	5.9
Total Adjusted EBITDA	**$192.8**	**$125.4**	**$60.9**	**$92.2**	**$25.4**	**$(41.5)**	**$455.2**

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10/28/2008 34 Constant Currency Effect on Results – Third Quarter Constant Currency basis ($M) Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Specialty Chemicals 58.1 22.2 17.1 41.0 15.7 Performance Additives 19.5 9.6 2.0 17.5 8.6 Titanium Dioxide Pigments 26.8 23.6 9.7 17.1 15.0 Advanced Ceramics 14.7 13.2 10.2 4.5 4.0 Specialty Compounds (1.2) (1.7) (0.7) (0.5) (0.7) Corporate and Other (0.2) (7.4) 0.2 (0.4) (14.8) Net Sales - cont. ops. $117.7 15.4% $38.5 $79.2 10.4 % Disc. Ops. - Pool & Spa Chemicals 3.9 24.8 - 3.9 24.8 Total Net Sales $121.6 15.6% $38.5 $83.1 10.7 % Specialty Chemicals 20.6 35.4 3.5 17.1 29.4 Performance Additives (12.2) (29.9) 0.6 (12.8) (31.4) Titanium Dioxide Pigments 2.1 9.6 1.7 0.4 1.8 Advanced Ceramics 7.4 24.1 3.4 4.0 13.0 Specialty Compounds 0.1 1.3 0.1 0.0 0.0 Corporate and Other (0.3) (2.2) (0.2) (0.1) (0.7) Adjusted EBITDA - cont. ops. $17.7 12.2% $9.1 $8.6 5.9 % Disc. Ops. - Pool & Spa Chemicals 0.5 22.7 - 0.5 22.7 Total Adjusted EBITDA $18.2 12.3% $9.1 $9.1 6.2 % Change: Third Quarter 2008 versus 2007

10/28/2008 35 Constant Currency Effect on Results – Year-to-Date Constant Currency basis ($M) Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Specialty Chemicals 166.5 20.8 76.1 90.4 11.3 Performance Additives 86.0 14.6 14.8 71.2 12.1 Titanium Dioxide Pigments 46.1 13.8 41.4 4.7 1.4 Advanced Ceramics 69.1 20.6 44.4 24.7 7.4 Specialty Compounds 0.6 0.3 1.6 (1.0) (0.5) Corporate and Other (1.6) (17.0) 0.9 (2.5) (26.6) Net Sales - cont. ops. $366.7 16.1% $179.2 $187.5 8.2 % Disc. Ops. - Pool & Spa Chemicals 3.9 8.1 - 3.9 8.1 Total Net Sales $370.6 15.9% $179.2 $191.4 8.2 % Specialty Chemicals 48.6 25.2 15.9 32.7 17.0 Performance Additives (20.0) (16.7) 3.0 (23.0) (19.2) Titanium Dioxide Pigments (0.7) (1.1) 6.4 (7.1) (11.7) Advanced Ceramics 29.3 31.8 14.7 14.6 15.8 Specialty Compounds 1.3 5.1 0.5 0.8 3.1 Corporate and Other (0.3) (0.7) (0.9) 0.6 1.4 Adjusted EBITDA - cont. ops. $58.2 13.0% $39.6 $18.6 4.1 % Disc. Ops. - Pool & Spa Chemicals (0.8) (13.6) - (0.8) (13.6) Total Adjusted EBITDA $57.4 12.6% $39.6 $17.8 3.9 % Change: Year-to-Date 2008 versus 2007

10/28/2008 36 Tax Rate Reconciliation 2007 ($M) Income from cont. ops. before taxes and min. interest Income tax provision Income from cont. ops. before taxes and min. interest Income tax provision Income from cont. ops. before taxes and min. interest / Income tax provision - as reported $38.1 $16.1 $129.8 $56.8 Tax Rate % 42% 44% Mark-to-market of Swap (Gain)/Loss 13.4 5.2 15.4 6.0 FX (Gain)/Loss on debt (7.8) (3.6) (11.3) (4.9) Acquisition-related expenses 5.5 2.1 8.4 3.1 Refinancing expenses 0.9 0.4 Loss on early extinguishment of debt 18.6 6.7 All Other 1.8 2.1 1.8 1.9 Income from cont. ops. before taxes and min. interest / Income tax provision - as adjusted $51.0 $21.9 $163.6 $70.0 Tax Rate % 43% 43% Third Quarter 2007 Year-to-Date 2007

10/28/2008 37 Earnings Per Share - Third Quarter – Continuing Operations Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS Net Income / EPS - as reported $(4.8) $(0.06) $19.2 $0.25 Non-recurring items (net of tax): FX Loss (Gain) on financing activities 29.8 0.39 (4.2) (0.05) Mark-to-market of Swap Loss 10.5 0.14 8.2 0.11 Acquisition-related expenses 8.3 0.10 3.4 0.04 Restructuring 1.2 0.01 1.7 0.02 Tax allocation to income from disc.ops./ other comprehensive income (7.5) (0.10) 0.0 0.00 Gain on sale of assets and other (2.6) (0.03) 0.0 0.00 Impact of tax rate change 0.0 0.00 (1.5) (0.02) Other (0.2) (0.00) (0.5) (0.01) Net Income / EPS - as adjusted 1 $34.7 $0.45 $26.3 $0.34 1 Based on the share count of 76,867 for the third quarter 2008 and 76,383 for the third quarter 2007. Third Quarter 2008 Third Quarter 2007

10/28/2008 38 Earnings Per Share – First Nine Months – Continuing Operations Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS Net Income / EPS - as reported $99.5 $1.30 $66.8 $0.88 Non-recurring items (net of tax): FX Loss (Gain) on financing activities 17.5 0.23 (6.4) (0.08) Mark-to-market of Swap Loss 6.5 0.08 9.4 0.12 Acquisition-related expenses 14.2 0.18 5.3 0.07 Restructuring 1.1 0.01 5.3 0.07 Loss on early extinguishment of debt 1 0.0 0.00 11.9 0.15 Refinancing expenses 0.0 0.00 0.5 0.01 Tax allocation to income from disc.ops./ other comprehensive income (7.9) (0.10) 0.0 0.00 Gain on sale of assets (1.9) (0.02) (3.5) (0.05) Impact of tax rate change 0.0 0.00 (1.5) (0.02) Other 0.6 0.01 (0.4) (0.00) Net Income / EPS - as adjusted 2 $129.6 $1.69 $87.4 $1.15 1 Consists of redemption premium and write-off of deferred financing costs associated with the redemption of the 2011 Notes in May 2007. 2 Based on the share count of 76,795 for the first nine months 2008 and 76,155 for the first nine months 2007. Year-to-Date 2008 Year-to-Date 2007

10/28/2008 39 Reconciliation of Net Cash to Adjusted EBITDA Third Quarter Year-to-Date ($M) 2008 2008 Net cash provided by operating activities $119.0 $239.5 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions (20.4) 94.2 Current portion of income tax provision 12.8 36.4 financing costs and unrealized losses/gains on derivatives 43.3 121.6 Acquisition-related expenses 9.4 16.3 Restructuring and related charges 1.6 1.6 Bad debt provision 0.4 (0.9) (Gain) on sale of assets and other (2.7) (1.8) Other (0.2) 0.6 Adjusted EBITDA - continuing operations $163.2 $507.5 Discontinued Operations - Pool & Spa Chemicals 2.7 5.1 Total Adjusted EBITDA $165.9 $512.6